Certification Filed as Exhibit 10(b) to Form N-CSR

CERTIFICATION

I, Michael J. Cuggino, President & Treasurer of Permanent Portfolio Family of Funds, Inc. (“Registrant”), certify, pursuant to 18 U.S.C. Section 1350 enacted under Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.     The Registrant’s periodic report on Form N-CSR for the period ended July 31, 2003 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2.     The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 9, 2003

/s/ Michael J. Cuggino

Michael J. Cuggino

President & Treasurer